UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 2, 2005

U.S. PREMIUM BEEF, LLC
(Exact Name of Registrant As Specified in Its Charter)

Delaware	333-115164	20-1576986
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

12200 North Ambassador Drive, Kansas City, MO 64163
(Address of Principal Executive Office and Zip Code)

Registrant's telephone number, including area code:  (816) 713-8800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD

     On August 2, 2005, U.S. Premium Beef, LLC's majority owned subsidiary, National Beef Packing Company, LLC, issued a press release announcing production cutbacks at its processing facilities due to continued unfavorable market conditions. A copy of the press release is included in Exhibit 99.1 attached hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)     Exhibits.  The following exhibit is furnished pursuant to Item 7.01.

99.1    Press Release dated August 2, 2005.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Premium Beef, LLC

Date:  August 3, 2005

By:	/s/ Steven D. Hunt
Steven D. Hunt Chief Executive Officer